3. Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Basis of Presentation
(a)	Basis of Presentation

The accompanying consolidated financial statements of the Group are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Group’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements.

Principles of Consolidation
(b)	Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, and its subsidiaries. All material inter-company transactions and balances have been eliminated upon consolidation. For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Group is shown as noncontrolling interests. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting. The Company deconsolidates a subsidiary when the Company ceases to have a controlling financial interest in the subsidiary. When control is lost, the parent-subsidiary relationship no longer exists and the parent derecognizes the assets and liabilities of the subsidiary.

Use of Estimates

(c)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Group to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowance made for doubtful accounts receivable and other receivable, inventory write-downs, the estimated useful lives of long-lived assets, the impairment of goodwill, long-lived assets and project assets, fair value of derivative liability, valuation allowance of deferred tax assets, accrued warranty expenses, the grant-date fair value of share-based compensation awards and related forfeiture rates, the lease discount rate, and fair value of financial instruments and assumptions related to the consolidation of entities in which the Company holds variable interests. Changes in facts and circumstances may result in revised estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Foreign Currency Translation and Foreign Currency Risk
(d)	Foreign Currency Translation and Foreign Currency Risk

The functional currency of the Company and subsidiaries located in the United States is the United States dollar (“US$” or “$”). The functional currency of the Company’s subsidiaries located in the PRC, Europe, United Kingdom, Japan and Australia are Renminbi (“RMB”), EURO (“EUR”), British Pounds(“GBP”), Japanese Yen (“JPY”) and Australia Dollar (“AUD”), respectively. Transactions denominated in foreign currencies are re-measured into the functional currency at the rates of exchange prevailing when the transactions occur. Monetary assets and liabilities denominated in foreign currencies are re-measured into the functional currency at rates of exchange in effect at the balance sheet dates. Exchange gains and losses are included in the consolidated statements of operations.

The Group’s reporting currency is the US$. Assets and liabilities of subsidiaries, whose functional currency is not the US$, are translated into US$ using exchange rates in effect at each period end, and revenues and expenses are translated into US$ at average rates prevailing during the year, and equity is translated at historical exchange rates, except for the change in retained earnings during the year which is the result of the income or loss. Gains and losses resulting from the translations of the financial statements of these subsidiaries into US$ are recognized as other comprehensive income or loss in the consolidated statement of comprehensive loss.

Fair Value of Financial Instruments
(e)	Fair Value of Financial Instruments

The Group estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value.

•	Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

•	Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

•	Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Group’s own assumptions about the assumptions that market participants would use to price an asset or liability.

The Group uses quoted market prices to determine the fair value when available. If quoted market prices are not available, the Group measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

Business Combination

(f) Business Combination

Business combinations are recorded using the acquisition method of accounting and, accordingly, the acquired assets and liabilities are recorded at their fair market value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill. The Company charges acquisition related costs that are not part of the purchase price consideration to general and administrative expenses as they are incurred. Those costs typically include transaction and integration costs, such as legal, accounting, and other professional fees.

The Company adopted Accounting Standard Update (“ASU”) 2017-01 “Business Combination (Topic 805): Clarifying the Definition of a Business” on January 1, 2018 and applied the new definition of a business prospectively for acquisitions made subsequent to December 31, 2017. Upon the adoption of ASU 2017-01, a new screen test is introduced to evaluate whether a transaction should be accounted for as an acquisition and/or disposal of a business versus assets. In order for a purchase to be considered an acquisition of a business, and receive business combination accounting treatment, the set of transferred assets and activities must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs. If substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets, then the set of transferred assets and activities is not a business. The adoption of this standard requires future purchases to be evaluated under the new framework.

Asset Acquisition

(g) Asset Acquisition

When the Company acquires other entities, if the assets acquired and liabilities assumed do not constitute a business, the transaction is accounted for as an asset acquisition. Assets are recognized based on the cost, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the Company’s books. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interest issued), measurement is based on either the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measureable. The cost of a group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair value and does not give risk to goodwill.

Cash and Cash Equivalents
(h)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and all highly liquid investments with original maturities of three months or less, and which are unrestricted as to withdrawal and use. There were no cash equivalents as of December 31, 2019 and 2018.

Restricted Cash
(i)	Restricted Cash

Restricted cash represent bank deposits with designated use, which cannot be withdraw without certain approval or notice. Restricted cash, which matures twelve months after the balance sheet date, is classified as noncurrent assets in the consolidated balance sheets.

At December 31, 2019 and 2018, the Group had restricted bank deposits of $239 and $458, respectively. The balance as of December 31, 2019 and 2018 mainly represented the restricted bank deposits in the bank account established for the sole purpose of paying the obligations and making other payments related to the project assets development in Hawaii of SPI Solar Inc., a subsidiary of the Group.

Accounts Receivable, net
(j)	Accounts Receivable, net

The Group grants open credit terms to credit-worthy customers. Accounts receivable are primarily related to the Group's sales of pre-development solar projects and sales of PV components. For pre-development sales contracts, the payment is typically due in installments over the contract term, which are both before and after the performance by the Company. Payment for sales of PV components and electricity revenue with power purchase agreements (“PPAs”) are typically due in full within 30 to 90 days of shipping of the products or the start of the contract term.

The Group maintains allowances for doubtful accounts. The Group regularly monitors and assesses the risk of not collecting amounts owed by customers. This evaluation is based upon a variety of factors, including an analysis of amounts current and past due along with relevant history and facts particular to the customer. The Group does not have any off-balance-sheet credit exposure related to its customers. Contractually, the Group may charge interest for extended payment terms and require collateral.

Notes Receivable
(k)	Notes Receivable

Notes receivable was a 12-year interest-bearing promissory note issued by an EPC customer in 2015. The promissory note carries interests at 6% per annum and is settled by pre-determined installments. Installment payments that fall due within 12 months and over 12 months after the balance sheet date are classified as current assets and noncurrent assets respectively on the consolidated balance sheet. Notes receivable was fully collected during the year ended December 31, 2019. As of December 31, 2018, no allowance was made against the notes receivable.

Inventories, net
(l)	Inventories, net

Inventories are carried at the lower of cost or net realizable value, determined by the weighted average cost method. Provisions are made for obsolete or slow-moving inventories based on management estimates. Inventories are written down based on the difference between the cost of inventories and the net realizable value based upon estimates about future demand from customers, specific customer requirements on certain projects and other factors. Inventory provision charges establish a new cost basis for inventory that subsequently cannot be marked up based on changes in underlying facts and circumstances.

Project Assets, net
(m)	Project Assets, net

The Group acquires or constructs PV solar power systems (“solar system”) that are (i) held for development and sale or (ii) held for the Group’s own use to generate income or return from the use of the solar systems. Solar systems are classified as either held for development and sale within “project assets” or as held for use within “property, plant and equipment” based on the Group’s intended use of solar systems. The Group determines the intended use of the solar systems upon acquisition or commencement of project construction.

Classification of the solar systems affects the accounting and presentation in the consolidated financial statements. Transactions related to the solar systems held for development and sale within “project assets” are classified as operating activities in the consolidated statements of cash flows and reported as sales and costs of goods sold in the consolidated statements of operations upon the sale of the solar systems and fulfillment of the relevant recognition criteria. Incidental electricity income generated from the solar systems held for development and sale prior to the sale of the projects is recorded in other operating income in the consolidated statement of operations. The solar systems held for use within “property, plant and equipment”, are used by the Group in its operations to generate income or a return from the use of the assets. Income generated from the solar systems held for use are included in net sales in the consolidated statement of operations. The costs to construct solar systems intended to be held for own use are capitalized and reported within property, plant and equipment on the consolidated balance sheets and are presented as cash outflows from investing activities in the consolidated statements of cash flows. The proceeds from disposal of solar systems classified as held for own use are presented as cash inflows from investing activities within the consolidated statements of cash flows. A net gain or loss upon the disposal of solar systems classified as held for own use is reported in other operating income or expense in the consolidated statement of operation.

Solar systems costs consist primarily of capitalizable costs for items such as permits and licenses, acquired land or land use rights, and work-in-process. Work-in-process includes materials and modules, construction, installation and labor, capitalized interests and other capitalizable costs incurred to construct the PV solar power systems.

The solar systems held for development and sale, named as “project assets”, are reported as current assets on the consolidated balance sheets when upon completion of the construction of the solar systems, the Group initiates a plan to actively market the project assets for immediate sale in their present condition to potential third party buyers subject to terms that are usual and customary for sales of these types assets and it is probable that the project assets will be sold within one year. Otherwise, the project assets are reported as noncurrent assets. No depreciation expense is recognized while the project assets are under construction or classified as held for sale.

For solar systems held for development and sale, named as “project assets”, the Group considers a project commercially viable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Group also considers a partially developed or partially constructed project commercially viable if the anticipated selling price is higher than the carrying value of the related project assets plus the estimated cost to completion. The Group considers a number of factors, including changes in environmental, ecological, permitting, market pricing or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease. The Group records an impairment loss of the project asset to the extent the carrying value exceed its estimated recoverable amount. The recoverable amount is estimated based on the anticipated sales proceeds reduced by estimated cost to complete such sales.

Property, Plant and Equipment, net
(n)	Property, Plant and Equipment, net

The Group accounts for its property, plant and equipment at cost, less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. The Group expenses repair and maintenance costs when they are incurred. Depreciation is recorded on the straight-line method based on the estimated useful lives of the assets as follows:

Plant and machinery	5 or 6.67 years
Furniture, fixtures and equipment	3 or 5 years
Computers	3 or 5 years
Automobile	3 or 5 years
Bitcoin mining equipment	3 years
Leasehold improvements	The shorter of the estimated life or the lease term
PV solar system	17, 20, 25 or 27 years

Intangible Assets Other Than Goodwill
(o)	Intangible Assets other than Goodwill

Intangible assets consist of customer relationships and patents. Amortization is recorded on the straight-line method based on the estimated useful lives of the assets.

Impairment of Long-lived Assets
(p)	Impairment of Long-lived Assets

The Group’s long-lived assets include property, plant and equipment, project assets and other intangible assets with finite lives. The Group evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Group first compare undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. Any impairment write-downs would be treated as permanent reductions in the carrying amounts of the assets and a charge to operations would be recognized.

Bitcoins

(q) Bitcoins

Bitcoins are awarded to the Company through its mining activities which are accounted for in connection with the Company’s revenue recognition policy.

Bitcoins held are accounted for as intangible assets with indefinite useful lives. An intangible asset with an indefinite useful life is not amortized but assessed for impairment annually, or more frequently, when events or changes in circumstances occur indicating that it is more likely than not that the indefinite-lived asset is impaired. Impairment exists when the carrying amount exceeds its fair value, which is measured using the quoted price of the bitcoins at the time its fair value is being measured. In testing for impairment, the Company has the option to first perform a qualitative assessment to determine whether it is more likely than not that an impairment exists. If it is determined that it is not more likely than not that an impairment exists, a quantitative impairment test is not necessary. If the Company concludes otherwise, it is required to perform a quantitative impairment test. To the extent an impairment loss is recognized, the loss establishes the new cost basis of the asset. Subsequent reversal of impairment losses is not permitted. The balance of bitcoins was nil as of December 31, 2019 and 2018.

Bitcoins awarded to the Company through its mining activities are included within operating activities on the accompanying consolidated statements of cash flows. The sales of bitcoins are included within investing activities in the accompanying consolidated statements of cash flows and any realized gains or losses from such sales are included in other income (expense) in the consolidated statements of operations. The Company accounts for its gains or losses in accordance with the first in first out (FIFO) method of accounting.

Goodwill
(r)	Goodwill

Goodwill represents the excess of the purchase consideration over the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed of the acquired entity as a result of the Company’s acquisitions of interests in its subsidiaries. Goodwill is not amortized but is tested for impairment on an annual basis, or more frequently if events or changes in circumstances indicate that it might be impaired. The Company has an option to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. In the qualitative assessment, the Company considers primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. Based on the qualitative assessment, if it is more likely than not that the fair value of each reporting unit is less than the carrying amount, the quantitative impairment test is performed.

In performing the two-step quantitative impairment test, the first step compares the fair values of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for the purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets, liabilities and goodwill to reporting units, and determining the fair value of each reporting unit.

Product Warranties
(s)	Product Warranties

The Group offers the industry standard warranty up to 25 years for PV modules and industry standard warranty for five to ten years on inverter and balance of system components. Due to the warranty period, the Group bears the risk of extensive warranty claims long after products have been shipped and revenues have been recognized. The Group provides a limited warranty to the original purchasers of its solar modules, inverters and cables for trading business for one to five years, in relation to defects in materials and workmanship. For the Group’s cable, wire and mechanical assemblies business, historically the related warranty claims have not been material. For the Group’s solar PV business, the greatest warranty exposure is in the form of product replacement.

During the quarter ended September 30, 2007 and continuing through the fourth quarter of 2010, the Group installed own manufactured solar panels and accrued warranty based on the Group’s own historical data. Since 2011, due to the absence of historical material warranty claims and identical warranty terms, the Group has not recorded any additional warranty provision relating to solar energy systems sold. PV construction contracts entered into during the recent years included provisions under which the Group agreed to provide warranties to the customers. The warranty the Group offers to its customers is identical to the warranty offered to the Group by its suppliers, therefore, the Group passes on all potential warranty exposure and claims, if any, with respect systems sold by the Group to its suppliers.

Income Taxes
(t)	Income Taxes

The Group accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

The Company recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management presumes that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. In addition, a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to be recognized in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The Group’s tax liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of the tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. The Group records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations. No reserve for uncertainty tax position was recorded by the Group for the years ended December 31, 2019, 2018 and 2017.

Revenue Recognition
(u)	Revenue Recognition

On January 1, 2018, the Group adopted Accounting Standards Codification (“ASC”) No. 606, “Revenue from Contracts with Customers” (“ASC 606” or “Topic 606”) and applied the modified retrospective method to all contracts that were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Group’s historical accounting practices under ASC Topic 605 “Revenue Recognition”.

The Group has determined that the impact of the transition to the new standard is immaterial to the Group’s revenue recognition model. Accordingly, the Group has not made any adjustment to opening retained earnings.

The Group’s accounting practices under ASC Topic 606 are as followings:

The Company generates revenue from sales of PV components, electricity revenue with Power Purchase Agreements (“PPAs”), sales of PV project assets, bitcoin mining equipment sales and hosting service, sales of pre-development solar projects, revenue from bitcoin mining and sales of hays for the years ended December 31 2019, 2018 and 2017.

Sale of PV components

Revenue on sale of PV components is recognized at a point in time following the transfer of control of such products to the customer, which typically occurs upon shipment or acceptance of the customer depending on the terms of the underlying contracts.

Electricity revenue with PPAs

The Group sells energy generated by PV solar power systems under PPAs. For energy sold under PPAs, the Group recognizes revenue each period based on the volume of energy delivered to the customer (i.e., the PPAs off-taker) and the price stated in the PPAs. The Group has determined that none of the PPAs contains a lease since (i) the purchaser does not have the rights to operate the PV solar power systems, (ii) the purchaser does not have the rights to control physical access to the PV solar power systems, and (iii) the price that the purchaser pays is at a fixed price per unit of output.

Sale of PV project asset

The Group’s sales arrangements for PV projects do not contain any forms of continuing involvement that may affect the revenue or profit recognition of the transactions, nor any variable considerations for energy performance guarantees, minimum electricity end subscription commitments. The Group therefore determined its single performance obligation to the customer is the sale of a completed solar project. The Group recognizes revenue for sales of solar projects at a point in time after the solar project has been grid connected and the customer obtains control of the solar project.

Bitcoin mining equipment sales and hosting service

Revenue on sale of bitcoin mining equipment is recognized at a point in time following the transfer of control of such products to the customer, which typically occurs upon delivery of the products to the hosting site or receipt place assigned by the customer, installation and setting up the products. Revenue for hosting service is recognized over time as services are performed and based on the output method related to the time incurred during the service period.

Sales of pre-development solar projects

For sales of pre-development solar projects in which the Group transfers 100% of the membership interest in solar projects to a customer, the Group recognizes all of the revenue for the consideration received at a point in time when the membership interest was transferred to the customer, which typically occurs when the Group delivered the membership interest assignment agreement to the customer.

The contract arrangements may contain provisions that can either increase or decrease the transaction price. These variable amounts generally are resolved upon achievement of certain performance or upon occurrence of certain price reduction conditions. Variable consideration is estimated at each measurement date at its most likely amount to the extent that it is probable that a significant reversal of cumulative revenue recognized will not occur and true-ups are applied prospectively as such estimates change.

Changes in estimates for sales of pre-development solar projects occur for a variety of reasons, including but not limited to (i) EPC construction plan accelerations or delays, (ii) product cost forecast changes, (iii) change orders, or (iv) occurrence of purchase price reduction conditions. The cumulative effect of revisions to transaction prices are recorded in the period in which the revisions to estimates are identified and the amounts can be reasonably estimated.

Revenue from bitcoin mining

The Company has entered into a digital asset mining pool to provide computing power to the mining pool. Providing computing power in crypto asset transaction verification services is an output of the Company’s ordinary activities. The provision of computing power is the only performance obligation in the Company’s contracts with the mining pool. The transaction consideration the Company receives, if any, is noncash consideration, which the Company measures at fair value on the date of receipt, which is not materially different than the fair value at contract inception  or the time the Company has earned the award from the mining pool. The consideration is all variable. Because it is not probable that a significant reversal of cumulative revenue will not occur, the consideration is constrained until the Company receives the consideration, at which time revenue is recognized. There is no significant financing component in these transactions.

Fair value of the digital asset award received is determined using the average U.S. dollar spot rate of the related digital currency at the time of receipt.

Sale of Alfalfa hays

In 2019, the Company sells alfalfa hays from United States to China. Revenue on sale of alfalfa hays is recognized at a point in time following the transfer of control of such products to the customer, which typically occurs upon the acceptance of the products made by the customer.

Disaggregation of revenues

The following table illustrates the disaggregation of revenue by revenue stream from continuing operations for the years ended December 31, 2019, 2018 and 2017:

By revenue stream	For the year ended December 31, 2019
Continued operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Bitcoin mining	Sales of hays	Others	Total
Australia	$79,470	$–	$–	$–	$–	$–	$–	$1,048	$80,518
Japan	–	–	9,563	–	–	–	–	–	9,563
Italy	–	1,365	–	–	–	–	–	–	1,365
United States	1,471	–	–	567	(2,835)	3,630	1,487	–	4,320
United Kingdom	–	979	–	–	–	–	–	–	979
Greece	–	1,024	–	–	–	–	–	114	1,138
Total	$80,941	$3,368	$9,563	$567	$(2,835)	$3,630	$1,487	$1,162	$97,883

By revenue stream	For the year ended December 31, 2018
Continued operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Bitcoin mining	Sales of hays	Others	Total
Australia	$90,067	$–	$–	$–	$–	$–	$–	$1,314	$91,381
Japan	1,605	–	10,809	–	–	–	–	23	12,437
Italy	–	1,733	–	–	–	–	–	–	1,733
United States	1,875	–	–	1,052	15,794	–	–	–	18,721
United Kingdom	–	932	–	–	–	–	–	–	932
Greece	–	378	–	–	–	–	–	–	378
Total	$93,547	$3,043	$10,809	$1,052	$15,794	$–	$–	$1,337	$125,582

By revenue stream	For the year ended December 31, 2017
Continued operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Bitcoin mining	Sales of hays	Others	Total
Australia	$111,284	$–	$–	$–	$–	$–	$–	$890	$112,174
Japan	511	–	–	–	–	–	–	–	511
Italy	–	1,932	–	–	–	–	–	–	1,932
United States	–	–	–	–	–	–	–	–	–
United Kingdom	–	861	6,042	–	–	–	–	–	6,903
Greece	–	–	–	–	–	–	–	–	–
Total	$111,795	$2,793	$6,042	$–	$–	$–	$–	$890	$121,520

Contract balance

The following table provides information about accounts receivables and contract liabilities from contracts with customers:

	December 31, 2019	December 31, 2018
Accounts receivable, current and noncurrent	$16,539	$27,777
Advance from customers	$17,632	$25,984

Advance from customers, which represent a contract liability, represent mostly unrecognized amount received for customers. Advance from customers is recognized as (or when) the Group performs under the contract. During the year ended December 31, 2019, 2018 and 2017, the Group recognized $8,159, $11,365 and $326 that was included in the balance of advance from customers at January 1, 2019, 2018 and 2017, respectively.

Cost of Revenues
(v)	Cost of Revenues

Cost of revenues for PV components is mainly from direct purchase price of PV components. Cost of revenues for PV project assets and pre-development solar projects include all direct material, labor, subcontractor cost, land use right fee, and those indirect costs related to contract performance, such as indirect labor, supplies and tools. Cost of revenues for bitcoin mining equipment and hosting service include direct purchase of mining equipment, electricity fee and other indirect expense. Costs of electricity generation revenue include depreciation of solar power project assets and costs associated with operation and maintenance of the project assets. Costs of bitcoin mining include depreciation of bitcoin miners and hosting service fee. Cost of sales of hays is mainly the purchase price of raw materials.

Share-based Compensation
(w)	Share-based Compensation

The Group’s share-based payment transactions with employees, such as restricted shares and share options, are measured based on the grant-date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Derivative Instruments

(x)	Derivative Instruments

The Company evaluates its convertible debt to determine if the contract or embedded component of the contract qualifies as derivatives to be separately accounted for in accordance with ASC 480, “Distinguish by Liabilities from Equity”, and ASC 815, “Derivatives and Hedging”. The result of this accounting treatment is that the fair value of the embedded derivative, if required to be bifurcated, is marked-to-market at each balance sheet date and recorded as a liability. The change in fair value is recorded in the consolidated statement of operations. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity.

Capitalized Interest
(y)	Capitalized Interest

The Group’s policy is to capitalize interest cost incurred on debt during the construction of major projects exceeding three months. A reconciliation of total interest cost to “Interest Expense” as reported in the consolidated statements of operations for the years ended December 31, 2019, 2018 and 2017 is as follows:

	For the years ended December 31,
	2019	2018	2017

Interest cost capitalized	$–	$292	$1,607
Interest cost charged to expense	3,923	6,665	8,087
Total interest cost	$3,923	$6,957	$9,694

Gain on troubled debt restructuring
(z)	Gain on Troubled Debt Restructuring

The Group accounted the debt amendment as a troubled debt restructuring when the transaction meets the two criteria: 1) The Group was experiencing financial difficulties; 2) the lender was granting a concession when the effective borrowing rate on the restructured debt is less than the effective borrowing on the original debt. The difference between future undiscounted cash flows and the net carrying value of the original debt is recognized as gain on troubled debt restructuring, and the carrying value of the debt is adjusted to the future undiscounted cash flow amount.

Segment Reporting
(aa)	Segment Reporting

Operating segments are defined as components of a company which separate financial information is available that is evaluated regularly by the operating decision maker in deciding how to allocate resources and assessing performance. The Group’s chief operating decision maker is the Chairman, Mr. Peng. Based on the financial information presented to and reviewed by the chief operating decision maker, the Group has determined that it has a single operating and reporting segment for the years ended December 31, 2019, 2018 and 2017.

Net Loss Per Share
(ab)	Net Loss Per Share

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding for the period. Diluted loss per share is calculated by dividing net loss attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Potentially dilutive shares are excluded from the computation if their effect is anti-dilutive.

Comprehensive Loss
(ac)	Comprehensive Loss

U.S. GAAP generally requires that recognized revenue, expenses, gains and losses be included in net income or loss. Although certain changes in assets and liabilities are reported as separate components of the equity section of the consolidated balance sheet, such items, along with net income, are components of comprehensive income or loss. The components of other comprehensive income or loss consist solely of foreign currency translation adjustments.

Commitments and Contingencies
(ad)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Leases
(ae)	Leases

In February 2016, the FASB issued ASU 2016-12, Leases (ASC Topic 842), which amends the leases requirements in ASC Topic 840, Leases. Under the new lease accounting standard, a lessee will be required to recognize a right-of-use asset and lease liability for most leases on the balance sheet. The new standard also modifies the classification criteria and accounting for sales-type and direct financing leases, and enhances the disclosure requirements. Leases will continue to be classified as either finance or operating leases.

The Group adopted ASC Topic 842 using the modified retrospective transition method effective January 1, 2019. There was no cumulative effect of initially applying ASC Topic 842 that required an adjustment to the opening retained earnings on the adoption date nor revision of the balances in comparative periods. As a result of the adoption, the Group recognized a lease liability and right-of-use asset for each of the existing lease arrangement. The adoption of the new lease standard does not have a material impact on the consolidated statements of operations or the consolidated statements of cash flows.

The Group determines if an arrangement is a lease at inception. The lease payments under the lease arrangements are fixed. Non-lease components include payments for building management, utilities and property tax. It separates the non-lease components from the lease components to which they relate.

Lease assets and liabilities are recognized at the present value of the future lease payments at the lease commencement date. The interest rate used to determine the present value of the future lease payments is the Group’s incremental borrowing rate, because the interest rate implicit in the leases is not readily determinable. The incremental borrowing rate is estimated to approximate the interest rate on a collateralized basis with similar terms and payments, and in economic environments where the leased asset is located. The lease terms include periods under options to extend or terminate the lease when it is reasonably certain that the Group will exercise that option. The Group generally uses the base, non-cancelable, lease term when determining the lease assets and liabilities.

Recent Accounting Pronouncements

(af)	Recent Accounting Pronouncements

Recently Adopted Accounting Standards

In May 2014, the Financial Accounting Standards Board (FASB) issued Topic 606, which supersedes the revenue recognition requirements in Topic 605. The Group adopted Topic 606 as of January 1, 2018 using the modified retrospective transition method applied to those contracts which were not completed as of January 1, 2018. See Note 3(u) “Revenue Recognition” above for further details.

In February 2016, the FASB issued ASU 2016-12, Leases (ASC Topic 842), which amends the leases requirements in ASC Topic 840, Leases. The Group adopted ASC Topic 842 using the modified retrospective transition method effective January 1, 2019. There was no cumulative effect of initially applying ASC Topic 842 that required an adjustment to the opening retained earnings on the adoption date nor revision of the balances in comparative periods. See Note 3(ae) “Leases” above for further details.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): “Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. This update is effective in fiscal years, including interim periods, beginning after December 15, 2017 and early adoption is permitted. The adoption of this guidance will result in the inclusion of the restricted cash balances within the overall cash balance and removal of the changes in restricted cash activity, as a result, the Company no longer presents transfers between cash and cash equivalents and restricted cash in the statement of cash flows. Furthermore, an additional reconciliation will be required to reconcile cash, cash equivalents, and restricted cash reported within the consolidated balance sheets to sum to the total shown in the consolidated statement of cash flows. The Group has already disclosed the restricted cash separately on its consolidated balance sheets. Beginning January 1, 2018, the Group has adopted and included the restricted cash balances on the consolidated statement of cash flows and reconciliation of cash, cash equivalent, and restricted cash within its consolidated statements of balance sheet and consolidated statement of cash flows. This guidance has been applied retrospectively to the consolidated statement of cash flows for the year ended December 31, 2017, which required the Company to recast each prior reporting period presented.

In January 2017, the FASB issued AUS No. 2017-01, “Business Combination (Topic 805): Clarifying the Definition of a Business”. The Group adopted it on January 1, 2018 and applied the new definition of a business prospectively for acquisitions made subsequent to December 31, 2017. See Note 3 (f) “Business Acquisition” above for further details.

Accounting Pronouncements Issued But Not Yet Adopted

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820)-Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 removes the amounts and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the valuation processes for Level 3 fair value measurements; modifies certain disclosure requirements in Topic 820; and require additional disclosures such as the range and weighted average of significant unobservable inputs used to develop Level 3 measurements etc. ASU No. 2018-13 is effective for the Company beginning in the first quarter of fiscal year 2020. The Company does not expect this guidance will have a material impact on its consolidated financial statements.

On December 18, 2019, the FASB issued ASU No. 2019-12, Income taxes (Topic 740), Simplifying the Accounting for Income Taxes. This guidance amends ASC Topic 740 and addresses several aspects including 1) evaluation of step-up tax basis of goodwill when there is not a business combination, 2) policy election to not allocate consolidated taxes on a separate entity basis to entities not subject to income tax, 3) accounting for tax law changes or rates during interim periods, 4) ownership changes from equity method investment to subsidiary or vice versa, 5) elimination of exception to intraperiod allocation when there is gain in discontinued operations and a loss from continuing operations, 6) treatment of franchise taxes that are partially based on income. The guidance is effective for calendar year-end public entities on January 1, 2021 and other entities on January 1, 2022. The Company is evaluating the impact of this guidance on its consolidated financial statements.

The Group does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the consolidated financial position, statements of operations and cash flows.